Exhibit 10.5


                         PROVISIONAL PATENT ASSIGNMENT

       THIS PATENT ASSIGNMENT (this "Assignment") is executed and delivered as of this 15th day of May, 2008 ("Effective Date") by Chris Ryan, an American citizen residing at 460 South 6th Ave, Suite 1205, Tucson Arizona 85701 ("Assignor"), to and in favor of Extensions, Inc., a Nevada corporation with its principal office at 770 South Post Oak Lane, Suite 330, Houston, TX 77056, ("Assignee").

       WHEREAS, Assignor wishes to assign to Assignee, and Assignee wishes to obtain from Assignor, all of the Assignor's rights, title and interest in and to all of the inventions and patent rights, including, but not limited to, the United States and foreign patents, set forth on Schedule A attached hereto
(collectively,  the  "Provisional  Patents").

     NOW, THEREFORE, for 5,000,000 shares of fully paid and non assessable shares of Extensions, Inc common stock, par value .0001 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over to Assignee his entire right, title and interest in and to the Provisional Patents, listed on Exhibit A for the United States and for all foreign countries, including, without limitation, any continuations, divisions, continuations-in-part, reissues, reexaminations, extensions or foreign equivalents thereof, and including the subject matter of all claims that may be obtained therefrom, and all other corresponding rights that are or may be secured under the laws of the United States or any foreign country, now or hereafter in effect, for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns or other legal representatives, at least as fully and entirely as the same would have been held and enjoyed by

     Assignor if this Assignment had not been made, together with all income, royalties, damages or payments due or payable as of the Effective Date or thereafter, including, without limitation, all claims for damages by reason of past, present or future infringement or other unauthorized use of the Patents, with the right to sue for and collect the same for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives.

     Assignee hereby recognizes that they will pursue the Provisional Patent Claims in the attached exhibits and Assignor will authorize and requests the Commissioner of Patents and Trademarks, and the corresponding entities or agencies in any applicable foreign countries, to record Assignee as owner of the Patents.

     Assignor represents and warrants that: (i) Assignor is the co-inventor and 50% owner of the entire right, title and interest in and to the Provisional Patents (including the corresponding rights set forth above), free and clear of any liens, security interests or other encumbrances of any kind; (ii) Assignor has the full right and authority to execute this Assignment and to assign to Assignee the rights assigned herein); and (iii) Assignor has not executed, and will not execute, any agreement or other instrument in conflict herewith.

     Assignor shall take all further reasonable actions, and provide to Assignee, Assignee's successors, assigns or other legal representatives, all such reasonable cooperation and assistance (including, without limitation, the execution and delivery of any and all affidavits, declarations, oaths, exhibits, assignments, powers of attorney or other documentation), requested by Assignee to more fully and effectively carry out the purposes of this Assignment, including, without limitation, with respect to the following: (1) the preparation and prosecution of any applications relating to any of the rights assigned herein; (2) the prosecution or defense of any interference, opposition, reexamination, reissue, infringement or other proceedings that may arise in connection with any of the rights assigned herein, including, without limitation, testifying as to any facts relating to the Patents and this

     Assignment; (3) obtaining by Assignee of any additional patent protection relating to any of the rights assigned herein that Assignee may deem appropriate that may be secured under the laws now or hereafter in effect in the United States or any foreign country; and (4) the implementation or perfection of this

     Assignment  in  all  applicable  jurisdictions  throughout  the  world.

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized representative as of the Effective Date.

ASSIGNOR:

Chris  Ryan

/s/  Chris  Ryan



ASSIGNEE:

Extensions  Inc.,  a

Nevada  Corporation

By:  /s/  Crawford  Shaw

Name:  Crawford  Shaw

Title:  President  and  Chief  Executive  Officer

                                   SCHEDULE A

                       ASSIGNMENT OF PROVISIONAL PATENTS


                            PROVISIONAL
                            PATENT
TITLE                       NUMBER       FILING DATE  JURISDICTION   OWNERSHIP

Caused Based                   61038124    20-Mar-08  United States         50%
Social Support Network

Volunteer Appreciation         61038087    20-Mar-08  United States         50%
and Monetization of
Goodwill at the Point
of impact

The Creation of a Mission      61052407    12-May-08  United States         50%
Adaptive Plan as an
Experienced Based
Navigation System in
Converting Social Networks
and their Activity into a
User Generated Content
Based Search Engines

                         PROVISIONAL PATENT ASSIGNMENT

       THIS PATENT ASSIGNMENT (this "Assignment") is executed and delivered as of this 15th day of May, 2008 ("Effective Date") by Matthew Dahse, an American citizen residing at 123 North Post Oak Lane, Suite 405 Houston, Texas, 77024 ("Assignor"), to and in favor of Extensions, Inc., a Nevada corporation with its principal office at 770 South Post Oak Lane, Suite 330, Houston, TX 77056, ("Assignee").

       WHEREAS, Assignor wishes to assign to Assignee, and Assignee wishes to obtain from Assignor, all of the Assignor's rights, title and interest in and to all of the inventions and patent rights, including, but not limited to, the United States and foreign patents, set forth on Schedule A attached hereto
(collectively,  the  "Provisional  Patents").

     NOW, THEREFORE, for 5,000,000 shares of fully paid and non assessable shares of Extensions, Inc common stock, par value .001 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over to Assignee his entire right, title and interest in and to the Provisional Patents, listed on Exhibit A for the United States and for all foreign countries, including, without limitation, any continuations, divisions, continuations-in-part, reissues, reexaminations, extensions or foreign equivalents thereof, and including the subject matter of all claims that may be obtained therefrom, and all other corresponding rights that are or may be secured under the laws of the United States or any foreign country, now or hereafter in effect, for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns or other legal representatives, at least as fully and entirely as the same would have been held and enjoyed by

     Assignor if this Assignment had not been made, together with all income, royalties, damages or payments due or payable as of the Effective Date or thereafter, including, without limitation, all claims for damages by reason of past, present or future infringement or other unauthorized use of the Patents, with the right to sue for and collect the same for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives.

     Assignee hereby recognizes that they will pursue the Provisional Patent Claims in the attached exhibits and Assignor will authorize and requests the Commissioner of Patents and Trademarks, and the corresponding entities or agencies in any applicable foreign countries, to record Assignee as owner of the Patents.

     Assignor represents and warrants that: (i) Assignor is the co-inventor and 50% owner of the entire right, title and interest in and to the Provisional Patents (including the corresponding rights set forth above), free and clear of any liens, security interests or other encumbrances of any kind; (ii) Assignor has the full right and authority to execute this Assignment and to assign to Assignee the rights assigned herein); and (iii) Assignor has not executed, and will not execute, any agreement or other instrument in conflict herewith.

     Assignor shall take all further reasonable actions, and provide to Assignee, Assignee's successors, assigns or other legal representatives, all such reasonable cooperation and assistance (including, without limitation, the execution and delivery of any and all affidavits, declarations, oaths, exhibits, assignments, powers of attorney or other documentation), requested by Assignee to more fully and effectively carry out the purposes of this Assignment, including, without limitation, with respect to the following: (1) the preparation and prosecution of any applications relating to any of the rights assigned herein; (2) the prosecution or defense of any interference, opposition, reexamination, reissue, infringement or other proceedings that may arise in connection with any of the rights assigned herein, including, without limitation, testifying as to any facts relating to the Patents and this

     Assignment; (3) obtaining by Assignee of any additional patent protection relating to any of the rights assigned herein that Assignee may deem appropriate that may be secured under the laws now or hereafter in effect in the United States or any foreign country; and (4) the implementation or perfection of this

     Assignment  in  all  applicable  jurisdictions  throughout  the  world.

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized representative as of the Effective Date.

ASSIGNOR:

Matthew  Dahse

/s/  Matthew  Dahse



ASSIGNEE:

Extensions  Inc.,  a

Nevada  Corporation

By:  /s/  Crawford  Shaw



Name:  Crawford  Shaw

Title:  President  and  Chief  Executive  Officer

                                   SCHEDULE A

                       ASSIGNMENT OF PROVISIONAL PATENTS

                            PROVISIONAL
                            PATENT
TITLE                       NUMBER       FILING DATE  JURISDICTION   OWNERSHIP

Caused Based                   61038124    20-Mar-08  United States         50%
Social Support Network

Volunteer Appreciation         61038087    20-Mar-08  United States         50%
and Monetization of
Goodwill at the Point
of impact

The Creation of a Mission      61052407    12-May-08  United States         50%
Adaptive Plan as an
Experienced Based
Navigation System in
Converting Social Networks
and their Activity into a
User Generated Content
Based Search Engines